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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Nov. 26, 1996

               FOOD COURT ENTERTAINMENT NETWORK, INC.
     (Exact name of registrant as specified in its charter)

         Delaware                  0-26828           51-0338736
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

220 East 42nd Street, New York, New York                10017
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (212) 983-4500

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.


     The press releases of Food Court Entertainment Network,
Inc., dated November 26, 1996 and December 10, 1996 are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Press Release, dated November 26, 1996, of Food
               Court Entertainment Network, Inc.

          99.2 Press Release, dated December 10, 1996, of Food
               Court Entertainment Network, Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FOOD COURT ENTERTAINMENT NETWORK,
                              INC.
Dated:  December 17, 1996
                              By /s/ James N. Perkins
                                   James N. Perkins, President
                                   and Chief Executive Officer
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                          EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated November 26, 1996, of Food Court
          Entertainment Network, Inc.

     99.2 Press Release, dated December 10, 1996, of Food Court
          Entertainment Network, Inc.